UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2010

PAETEC Holding Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52486	20-5339741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (585) 340-2500

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As described in Item 2.01 of this report, on December 6, 2010, PAETEC Holding Corp. (the “Company” or “PAETEC Holding”) completed its acquisition by merger (the “Merger”) of Cavalier Telephone Corporation (“Cavalier”). Upon the consummation of the Merger, Cavalier and Cavalier’s subsidiaries (the “Cavalier Subsidiaries”) became indirectly, wholly-owned subsidiaries of PAETEC Holding.

In connection with and upon the consummation of the Merger, PAETEC Holding and certain of PAETEC Holding’s subsidiaries, including Cavalier and certain of the Cavalier Subsidiaries, entered into the material definitive agreements described below relating to outstanding indebtedness incurred to finance the Merger, as well as other outstanding indebtedness.

Agreements Relating to 9 7/8% Senior Notes due 2018

On December 2, 2010, as reported in its Current Report on Form 8-K (the “Notes Closing Form 8-K”) filed on December 2, 2010 with the Securities and Exchange Commission (the “SEC”), PAETEC Escrow Corporation (“PAETEC Escrow”), a wholly-owned subsidiary of PAETEC Holding, issued and sold $450 million in aggregate principal amount of 9 7/8% Senior Notes due 2018 (the “Notes”) pursuant to an Indenture, dated as of December 2, 2010 (the “Indenture”), among PAETEC Escrow and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). On December 2, 2010, the gross proceeds of approximately $435 million received from the Notes offering (the “Notes offering proceeds”) were deposited into a segregated escrow account. On December 6, 2010, upon the effectiveness of the Merger and the satisfaction of other conditions, (1) PAETEC Holding assumed PAETEC Escrow’s obligations and agreements in respect of the Notes and under the Indenture and (2) the escrow arrangements were terminated and the Notes offering proceeds were disbursed from the escrow account and used, together with cash on hand of PAETEC Holding and Cavalier, to pay the consideration and other costs and expenses related to the Merger, as described in Item 2.01 of this report.

In connection with the foregoing transactions, PAETEC Holding and certain of its subsidiaries entered into the following agreements relating to the Notes and the Indenture effective on December 6, 2010:

•

First Supplemental Indenture, dated as of December 6, 2010, among PAETEC Escrow, PAETEC Holding and the Trustee, pursuant to which (1) PAETEC Holding assumed unconditionally all of PAETEC Escrow’s obligations and agreements in respect of the Notes and under the Indenture on the terms and subject to the conditions set forth in of the Indenture, became bound by all other applicable provisions of the Indenture and the Notes, and agreed to perform all of the obligations and agreements of PAETEC Escrow in respect of the Notes and under the Indenture, and (2) PAETEC Escrow was unconditionally and irrevocably released and discharged from all obligations, agreements and liabilities as issuer of the Notes in respect of the Notes and under the Indenture.

•

Second Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding, PAETEC Escrow and the other Initial Subsidiary Guarantors named therein and the Trustee, pursuant to which the eligible domestic subsidiaries of PAETEC Holding (including PAETEC Escrow and Cavalier and certain of the Cavalier Subsidiaries) were added as parties to the Indenture as Subsidiary Guarantors thereunder to guarantee the payment and performance of the Notes and PAETEC Holding’s other obligations under the Indenture.

•

Joinder Agreement, dated December 6, 2010, pursuant to which PAETEC Holding and the Subsidiary Guarantors under the Indenture were added as parties to the Registration Rights Agreement, dated as of December 2, 2010, by and among PAETEC Escrow and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, under which (as described more fully in the Notes Closing Form 8-K) PAETEC Holding has agreed to use commercially reasonable efforts to file, and cause to be declared effective, a registration statement with the SEC to exchange the Notes for a new issue of substantially identical notes in an exchange registered under the Securities Act of 1933 or, if required, to file, and cause to be declared effective, a shelf registration statement to cover resales of the Notes under specified circumstances.

The summary of the terms of the First Supplemental Indenture, the Second Supplemental Indenture and the Joinder Agreement set forth above is not complete and is qualified in its entirety by reference to the foregoing agreements, which are filed as exhibits 4.2, 4.3 and 4.4, respectively, to this report and incorporated by reference in this Item 1.01.

Other Agreements

In connection with and upon the consummation of the Merger, Cavalier and certain of the Cavalier Subsidiaries were added as parties to the indentures governing PAETEC Holding’s 9.5% Senior Notes due 2015, of which $300 million in aggregate principal amount is outstanding, and 8 7/8% Senior Secured Notes due 2017, of which $650 million in aggregate principal amount is outstanding, pursuant to the following agreements effective on December 6, 2010:

•

Eighth Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding, the New Guarantors named therein and The Bank of New York Mellon, as trustee, to the Indenture dated as of July 10, 2007, as supplemented, pursuant to which Cavalier and the applicable Cavalier Subsidiaries were added as parties to such Indenture as Subsidiary Guarantors thereunder to guarantee the payment and performance of the 9.5% Senior Notes due 2015 and PAETEC Holding’s other obligations under such Indenture.

•

Seventh Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding, the New Guarantors named therein and The Bank of New York Mellon, as trustee, to the Indenture dated as of June 29, 2009, as supplemented, pursuant to which Cavalier and the applicable Cavalier Subsidiaries were added as parties to such Indenture as Subsidiary Guarantors thereunder to guarantee the payment and performance of the 8 7/8% Senior Secured Notes due 2017 and PAETEC Holding’s other obligations under such Indenture.

The summary of the terms of the Eighth Supplemental Indenture and the Seventh Supplemental Indenture set forth above is not complete and is qualified in its entirety by reference to the foregoing agreements, which are filed as exhibits 4.5 and 4.6, respectively, to this report and incorporated by reference in this Item 1.01.

The information set forth under Item 2.01 of this report is incorporated by reference in this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 6, 2010, PAETEC Holding completed its previously announced acquisition of Cavalier pursuant to the terms of the Agreement and Plan of Merger, dated as of September 12, 2010, by and among PAETEC Holding, Cairo Acquisition Corp., an indirect, wholly-owned subsidiary of PAETEC Holding (“Merger Sub”), Cavalier and M/C Venture Partners V, L.P., as representative of Cavalier’s stockholders (the “Merger Agreement”). The acquisition was completed through the merger of Merger Sub with and into Cavalier (the “Merger”), with Cavalier surviving the Merger as an indirect, wholly-owned subsidiary of PAETEC Holding.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, Cavalier’s security holders were entitled to receive an aggregate consideration of approximately $460 million in cash, less Cavalier’s net indebtedness, subject to certain working capital and other similar adjustments to the aggregate consideration payable as of the effective time of the Merger as provided in the Merger Agreement. Cavalier’s indebtedness included outstanding loans of approximately $368 million in aggregate principal amount under Cavalier’s senior secured credit facility that were retired at the closing of the Merger. In addition, $5 million of the aggregate consideration that would otherwise be issued to Cavalier’s security holders was deposited by PAETEC Holding into a working capital escrow account to secure further potential post-closing adjustments to the aggregate consideration relating to working capital and other similar adjustments.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as exhibit 2.1 to PAETEC Holding’s Current Report on Form 8-K filed on September 13, 2010 with the SEC.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 2.03.

Upon its assumption of the Notes, PAETEC Holding succeeded PAETEC Escrow as the obligor on $450 million in aggregate principal amount of unsecured senior indebtedness under the Notes. Upon the assumption of the Notes by PAETEC Holding, the Notes were guaranteed on a senior unsecured basis by each of PAETEC Holding’s existing domestic restricted subsidiaries, other than certain excluded subsidiaries.

As reported in the Notes Closing Form 8-K, the Trustee or holders of at least 25% in aggregate principal amount of the outstanding Notes may declare 100% of the principal amount of, premium, if any, and accrued and unpaid interest on all the Notes to be due and payable immediately if specified events of default occur and are continuing. Events of default include, with certain specified exceptions and qualifications, the following events: the failure to pay the principal of any Note when due and payable at its stated maturity or upon acceleration, redemption or otherwise; the default in the payment of interest on any Note when due and payable; a default in the performance of or breaches of other provisions of the Indenture or under the Notes; a default on certain other outstanding indebtedness or a failure to discharge certain judgments; certain events of bankruptcy, insolvency or reorganization relating to the Company or any significant subsidiary; and the failure of certain subsidiary guarantees to be in full force and effect or the denial by a subsidiary guarantor of its obligations under its guarantee. Upon the occurrence of any of the foregoing events of bankruptcy, insolvency or reorganization, payment under the Notes will become immediately due and payable without any act on the part of the Trustee or any holder of the Notes.

Item 7.01.	Regulation FD Disclosure.

On December 6, 2010, PAETEC Holding issued a press release announcing that PAETEC Holding had completed its acquisition of Cavalier pursuant to the terms of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information furnished in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

PAETEC will furnish any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that the initial Current Report on Form 8-K with respect to the consummation of the Merger reported under Item 2.01 is required to have been filed with the SEC pursuant to SEC rules.

(b)    Pro Forma Financial Information.

PAETEC will furnish any financial statements required by Item 9.01(b) by amendment not later than 71 calendar days after the date that the initial Current Report on Form 8-K with respect to the consummation of the Merger reported under Item 2.01 is required to have been filed with the SEC pursuant to SEC rules.

(d)    Exhibits.

The following documents are herewith filed or furnished as exhibits to this report:

Exhibit No.	Exhibit

4.1	Indenture, dated as of December 2, 2010, as supplemented, among PAETEC Holding Corp., the Subsidiary Guarantors parties thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, including the form of Note thereunder.

4.2	First Supplemental Indenture, dated as of December 6, 2010, among PAETEC Escrow Corporation, PAETEC Holding Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to the Notes.

4.3	Second Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding Corp., PAETEC Escrow Corporation and the other Initial Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to the Notes.

4.4	Joinder Agreement, dated December 6, 2010, among PAETEC Holding Corp. and the Subsidiary Guarantors parties thereto.

4.5	Eighth Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding Corp., the New Guarantors named therein and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, with respect to senior debt securities.

4.6	Seventh Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding Corp., the New Guarantors named therein and The Bank of New York Mellon, as Trustee, with respect to senior secured debt securities.

99.1	Press Release of PAETEC Holding Corp., dated December 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC HOLDING CORP.

By:	/s/ Mary K. O’Connell
Name:	Mary K. O’Connell
Title:	Senior Vice President and General Counsel

Dated: December 6, 2010

Exhibit Index

Exhibit No.	Exhibit

4.1	Indenture, dated as of December 2, 2010, as supplemented, among PAETEC Holding Corp., the Subsidiary Guarantors parties thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, including the form of Note thereunder.

4.2	First Supplemental Indenture, dated as of December 6, 2010, among PAETEC Escrow Corporation, PAETEC Holding Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to the Notes.

4.3	Second Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding Corp., PAETEC Escrow Corporation and the other Initial Subsidiary Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to the Notes.

4.4	Joinder Agreement, dated December 6, 2010, among PAETEC Holding Corp. and the Subsidiary Guarantors parties thereto.

4.5	Eighth Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding Corp., the New Guarantors named therein and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, with respect to senior debt securities.

4.6	Seventh Supplemental Indenture, dated as of December 6, 2010, among PAETEC Holding Corp., the New Guarantors named therein and The Bank of New York Mellon, as Trustee, with respect to senior secured debt securities.

99.1	Press Release of PAETEC Holding Corp., dated December 6, 2010.